UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

PAYA HOLDINGS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39627	85-2199433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Perimeter Center North Atlanta, GA	30346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 261-0240

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	PAYA	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	PAYAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 13, 2021, Paya Holdings Inc., a Delaware corporation (the “Company”), issued a press release announcing the commencement of (i) its offer to each holder of its outstanding warrants, including the public warrants and the private placement warrants (collectively, the “warrants”), each to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of the Company, the opportunity to receive 0.260 shares of Common Stock in exchange for each outstanding warrant tendered by the holder and exchanged pursuant to the offer (the “Offer”), and (ii) the solicitation of consents (the “Consent Solicitation”) from holders of the public warrants to amend the Warrant Agreement, dated as of November 15, 2018, by and between FinTech Acquisition Corp. III and Continental Stock Transfer & Trust Company, which governs all of the warrants (the “Warrant Amendment”). If approved, the Warrant Amendment would permit the Company to require that each warrant that is outstanding upon the closing of the Offer be converted into 0.234 shares of Common Stock, which is a ratio 10% less than the exchange ratio applicable to the Offer. The Offer and Consent Solicitation are made solely upon the terms and conditions in a Prospectus/Offer to Exchange and other related offering materials that are being distributed to holders of the warrants. The Offer and Consent Solicitation will be open until 11:59 p.m., Eastern Daylight Time, on September 10, 2021, or such later time and date to which the Company may extend.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated August 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2021	PAYA HOLDINGS INC.

	By:	/s/ Glenn Renzulli
Name: Glenn Renzulli Title: Chief Financial Officer

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